UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2012

RAMTRON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308
(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Loan Agreement

On November 16, 2012, Ramtron International Corporation (the “Company”) and Silicon Valley Bank (“SVB”) entered into the First Amendment (the “Amendment”) to the Company’s Amended and Restated Loan and Security Agreement (the “Loan Agreement”), dated as of February 29, 2012, as amended by the Default Waiver and Consent Pursuant to Loan and Security Agreement, dated as of October 31, 2012. The Amendment amends the Loan Agreement to, among other things:

•	modify the interest rate applicable to the credit facilities under the Loan Agreement;

•	waive certain prepayment penalties set forth in the Loan Agreement;

•	remove any collateral monitoring fee;

•	remove the weekly collateral reporting requirements;

•

suspend the testing of certain covenants as long as an unconditional guaranty by Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), of the Company’s obligations pursuant to the Loan Agreement is in place; and

•	make certain other technical changes.

There are no other material relationships between the Company and its affiliates, on the one hand, and SVB, on the other hand.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Merger Agreement

As previously disclosed, on September 18, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cypress and Rain Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Cypress (“Purchaser”), pursuant to which, among other things, Purchaser will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Cypress (the “Merger”).

On November 19, 2012, the Company, Cypress and Purchaser amended the Merger Agreement (the “Merger Agreement Amendment”) to provide that the Company’s 2012 Incentive Award Plan (the “2012 Plan”) will not be terminated in connection with the Merger and instead will continue to be sponsored and maintained in accordance with its terms.

In connection with the Merger Agreement Amendment, the board of directors of the Company amended and restated the 2012 Plan (as amended, the “Amended 2012 Plan”) effective as of the consummation of the Merger. A summary of the Amended 2012 Plan is included in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 29, 2012 and is incorporated herein by reference. A copy of the Amended 2012 Plan is attached as Exhibit 10.2 and is incorporated herein by reference.

Other than as provided in the Merger Agreement Amendment, the Merger Agreement, as filed by the Company with the SEC on September 19, 2012 as Exhibit 2.1 to the Company’s Current Report on Form 8-K, remains in full force and effect as originally executed on September 18, 2012. The foregoing description of the Merger Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 related to the Amended 2012 Plan is incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits.

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 19, 2012, by and among Cypress Semiconductor Corporation, Rain Acquisition Corp. and Ramtron International Corporation.

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of November 16, 2012, by and between Silicon Valley Bank and Ramtron International Corporation.

10.2	Amended and Restated 2012 Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

By:	/s/ Brad W. Buss
Name: Brad W. Buss
Title: Secretary

Dated: November 21, 2012

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 19, 2012, by and among Cypress Semiconductor Corporation, Rain Acquisition Corp. and Ramtron International Corporation.

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of November 16, 2012, by and between Silicon Valley Bank and Ramtron International Corporation.

10.2	Amended and Restated 2012 Incentive Award Plan.